Old Mutual Funds I
Supplement Dated October 4, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectuses of Old Mutual Funds I dated November 23, 2010 as supplemented (each, a “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On October 4, 2011, Old Mutual Asset Management, the parent company of Old Mutual Capital, Inc. (“OMCAP”), announced that it reached a definitive agreement to sell the majority of its retail asset management business to Touchstone Advisors, Inc. (“Touchstone”).  As a result, OMCAP, the investment adviser to the Old Mutual Funds I (the “Trust”) series portfolios, expects to propose to the Board of Trustees of the Trust that it approve a reorganization of each of the Trust’s series portfolios into mutual funds advised by Touchstone.  If approved by the Board, the reorganizations would be submitted to shareholders of each portfolio for their approval.  The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in April 2012.   If approved by shareholders, following closing of the transaction, Touchstone would serve as adviser to the portfolios and the current sub-adviser to each portfolio would become a sub-adviser of the corresponding Touchstone fund.

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Distributed by Old Mutual Investment Partners
R-11-059   10/2011